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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 28, 2000
                                (August 25, 2000)


                       PRECISION OPTICS CORPORATION, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

Massachusetts                               001-10647                          04-2795294
-------------                               ---------                          ----------
(State or other jurisdiction of             (Commission                        (I.R.S. Employer
of incorporation or organization)           File Number)                       Identification No.)

                 22 East Broadway, Gardner, Massachusetts 01440
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (978) 630-1800


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Item 5.           Other Events.

On August 25, 2000, the Registrant issued the following press release announcing the consummation of a lease for a new optical thin films technology center:

August 25, 2000

                     PRECISION OPTICS CORPORATION ANNOUNCES
                CONSUMMATION OF LEASE FOR NEW OPTICAL THIN FILMS
                                TECHNOLOGY CENTER

GARDNER, MA--Precision Optics Corporation, Inc. (Nasdaq: POCI) announced today that it has entered into a lease on approximately 37,000 square feet of additional space for a new Optical Thin Films Technology Center. The facility, located in Gardner, Massachusetts, will be used primarily for development and manufacturing of optical thin films for telecommunications and other applications. The lease provides for a renewal term and options on additional space.

Operations in the new facility are anticipated to commence during the quarter ending December 31, 2000.

Forward-looking statements contained in this news release are made under "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties that could materially affect future results. Among these risk factors are general economic and business conditions and growth in the optical communications and medical product markets, the impact of competitive products and pricing, availability of third-party components, cost and yields associated with production of the Company's optical communications and other products and the other risk factors and cautionary statements listed from time to time in the Company's periodic reports filed with the Securities and Exchange Commission, including but not limited to, the Company's Annual Report on Form 10-KSB for the year ended June 30, 1999.

Precision Optics Corporation provides high quality optical thin film coatings used in a variety of high technology applications including Optical Communications, Microlithography, Semiconductor Processing, Photomasks, and Advanced Imaging. In addition, Precision Optics Corporation designs, develops, manufactures and markets specialized optical systems and components. Its products and services as an original equipment manufacturer include a line of laparoscopes and arthroscopes as well as other medical instruments, industrial optical systems, lens systems for night-vision equipment, and advanced optical systems design and development.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PRECISION OPTICS CORPORATION, INC.


Date:  August 28, 2000            By: /s/ Jack P. Dreimiller
                                      -----------------------------
                                      Name:  Jack P. Dreimiller
                                      Title: Senior Vice President, Finance and
                                             Chief Financial Officer